SCHEDULE 14C
                                 (Rule 14c-101)
                  INFORMATION REQUIRED IN INFORMATION STATEMENT
                            SCHEDULE 14C INFORMATION
             Information Statement Pursuant to Section 14(c) of the
                         Securities Exchange Act of 1934
                                (Amendment No. )

        Check the appropriate box:

| |  Preliminary information  statement  |_|  Confidential, for  use  of  the
                                              Commission only (as permitted by
                                              Rule  14c-5(d)(2))
|X|  Definitive information statement

                                 MEDSTRETCH INC.
                 ----------------------------------------------
                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

|X| No fee required.

|_|  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1) Title of each class of securities to which transaction applies:

     N/A
     ---------------------------------------------------------------------

(2) Aggregate number of securities to which transactions applies:

     N/A
     ---------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     N/A
     ---------------------------------------------------------------------

(4) Proposed maximum aggregate value of transaction:

     N/A
     ---------------------------------------------------------------------

(5) Total fee paid:

     N/A
     ---------------------------------------------------------------------

|_| Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount previously paid:

     ---------------------------------------------------------------------

(2) Form, Schedule or Registration Statement No.:

     ---------------------------------------------------------------------

(3) Filing Party:

     ---------------------------------------------------------------------

(4) Date Filed:

     ---------------------------------------------------------------------

                                 MEDSTRETCH INC.
                       15760 Ventura Boulevard, Suite 1020
                            Encino, California 91436


To the Holders of Common Stock of
Medstretch Inc.

     Medstretch Inc., a Nevada corporation ("Company"), has obtained a written consent from the majority stockholders as of August 24, 2004, approving a change in the name of the Company to "Pride Business Development Holdings, Inc. ("Name Change"). Details of the Name Change and other important information are set forth in the accompanying Information Statement. The Board of Directors of the Company has unanimously approved the Name Change. Under Section 78.320 of the Nevada General Corporation Law, action by stockholders may be taken without a meeting, without prior notice, by written consent of the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize the action at a meeting at which all shares entitled to vote thereon were present and voted. On that basis, the majority stockholders approved the Name Change. No other vote or stockholder action is required. You are hereby being provided with notice of the approval of the Name Change by less than unanimous written consent of the stockholders of the Company.

     WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.



                                            By Order of the Board of Directors



                                            Ari Markow,
                                            President

Encino, California
September 21, 2004

                                 MEDSTRETCH INC.

                       -----------------------------------

                              INFORMATION STATEMENT

                       -----------------------------------

                CONCERNING CORPORATE ACTION AUTHORIZED BY WRITTEN
                    CONSENT OF STOCKHOLDERS OWNING A MAJORITY
               OF SHARES OF CAPITAL STOCK ENTITLED TO VOTE THEREON

                       -----------------------------------

                      WE ARE NOT ASKING YOU FOR A PROXY AND
                    YOU ARE REQUESTED NOT TO SEND US A PROXY

                       -----------------------------------

     This Information Statement is being furnished to the stockholders of Medstrech Inc., a Nevada corporation ("Company"), to advise them of the corporate action described herein, which has been authorized by a written consent of stockholders collectively owning a majority of the outstanding voting securities of the Company entitled to vote thereon. This action is being taken in accordance with the requirements of the general corporation law of the State of Nevada ("NGCL").

     The Company's Board of Directors ("Board") has determined that the close of business on August 24, 2004 was the record date ("Record Date") for the stockholders entitled to notice about the proposal authorizing the change in the name of the Company from "Medstrech Inc." to "Pride Business Development Group Holdings, Inc." ("Name Change").

     On August 24, 2004, the Board approved the Name Change and authorized the Company's officers to obtain written consents from the holders of a majority of the outstanding voting securities of the Company to approve the Name Change. Under Section 78.320 of the NGCL, any action required or permitted by the NGCL to be taken at an annual or special meeting of stockholders of a Nevada corporation may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the approval of the Name Change must be given to those stockholders who have not consented in writing to the action and who, if the action had been taken at a meeting, would otherwise have been entitled to notice of the meeting.

     On August 24, 2004, two stockholders who collectively owned of record 8,500,000 shares of the Company's common stock, representing approximately 77% of the outstanding voting securities of the Company, executed and delivered to the Company written consents authorizing and approving the Name Change. Accordingly, no vote or further action of the stockholders of the Company is required to approve the Name Change. You are hereby being provided with notice of the approval of the Name Change by less than unanimous written consent of the stockholders of the Company.

     The executive offices of the Company are located at 15760 Ventura Boulevard, Suite 1020, Encino, California 91436, and its telephone number is
(866)868-0461.

     This information statement is first being mailed to stockholders as of the Record Date on or about September 8, 2004 and is being furnished for informational purposes only.

                                VOTING SECURITIES

     The Company only has common stock issued and outstanding. As of the Record Date, there were 11,000,000 shares of common stock issued and outstanding. Each share of common stock is entitled to one vote on all matters submitted to the holders of common stock for their approval. The consent of the holders of a majority of all of the Company's outstanding common stock was necessary to authorize the Name Change.


                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

        The following table and accompanying footnotes set forth certain information as of the Record Date with respect to the stock ownership of (i) those persons known to the Company to beneficially own more than 5% of the Company's common stock, (ii) each director of the Company, (iii) each executive officer of the Company and (iv) all directors and executive officers of the Company as a group.

                                         Amount and Nature of        Percent of
Name and Address of Beneficial Owner     Beneficial Ownership*    Outstanding Shares
------------------------------------     --------------------     ------------------
**   Ari Markow                               1,700,000                 15.4%

***  Francine Markow                          6,800,000                 61.8%

All executive officers and
directors as a group (two person)             8,500,000                 77.4%

-------------------

* Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock issuable upon the exercise of options or warrants currently exercisable or convertible within 60 days, are deemed outstanding for computing the percentage ownership of the person holding such options or warrants but are not deemed outstanding for computing the percentage ownership of any other person.

**   Ari Markow is the president, treasurer and a director of the Company.

*** Francine Markow is a vice president, secretary and a director of the Company.

     As of the Record Date, there were no outstanding options or warrants to purchase shares of common stock.

                        DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth information concerning the directors and executive officers of the Company and their ages and positions. Each director holds office until the next annual stockholders' meeting and thereafter until the individual's successor is elected and qualified. Officers serve at the pleasure of the board of directors.


Name                     Age                     Position
----                     ---              -----------------------------
Ari Markow               34               Director, President,Treasurer
Francine Markow          54               Director, vice president
                                          and secretary

     Ari Markow, age 34, currently serves as the President, Treasurer, and a member of the Board of Directors of Pride Business Development Group. Prior to joining Pride Business Development Group in May of 2003, Mr. Markow served as General Counsel and Vice President to a privately held business consulting firm specializing in assisting small private and public emerging growth companies in managing and realizing their goals with respect to their business operations, growth potential and financing needs. Prior thereto, Mr. Markow practiced securities and corporate law and litigation at two separate Los Angeles, California based law firms where he represented the interests of a variety of private and public companies with respect to SEC compliance issues, mergers, acquisitions, restructuring transactions and general corporate matters. Mr. Markow has been a member of the California State Bar since 1996.

     Francine Markow, age 53, currently serves as Corporate Secretary, Vice President and Chairman of the Board of Directors of Pride Business Development Group. She holds a Bachelor of Arts Degree in Speech Communication from California State University, Northridge. Prior to joining Pride Business Development Group in May of 2003, Mrs. Markow founded and helped build a corporate service company located in Los Angeles, California which acts as a full service filing agent for small public corporations and offers general public relations and consulting services to its corporate clients. She continues to serve as an officer and director of the corporate service company. Since 1993 Mrs. Markow has volunteered her services to the Simon Wiesenthal Center's Museum of Tolerance located in Los Angeles, California, as both a docent and facilitator for their Tools For Tolerance Program, dedicated to diversity training for corporations and educators.

Executive Compensation

     We have not paid any cash compensation or other benefits to our executive officers since our inception. Cash compensation amounts will be determined in the future based on the services to be rendered and time devoted to our business and the availability of funds. Other elements of compensation, if any, will be determined at that time or at other times in the future.

     Until we have sufficient capital or revenues, Mr. Markow and Ms. Markow will not be provided cash remuneration. At such time as we are able to provide a regular salary, it is our intention that our officers will become employed pursuant to executive employment agreements, at an annual salary to be determined based on their then levels of time devoted to the Company and the scope of their responsibilities. Until we enter into an employment arrangement or agreement, we may use shares of common stock to compensate our officers. In addition, we may use common stock to compensate others for services to the company.

Certain Relationships and Related Transactions

     In the past two fiscal years, there have not been any transactions that have to be reported.


                                   NAME CHANGE

     On August 24, 2004, the Board authorized a change in the name of the Company to "Pride Business Development Holdings, Inc. and thereafter an amendment to Article FIRST of the Company's Articles of Incorporation. A form of certificate of amendment to the articles of incorporation of the Company is attached to this Information Statement as Exhibit A.

     In the judgment of the Board, the change of the Company's name is desirable to more correctly reflect the business operations of the Company. The Company has a wholly owned subsidiary, which holds certain worldwide exclusive license agreements for the use of certain tradenames and trademarks in connection with certain products focused on the Homeland Security Marketplace, including but not limited to body armor.

     On August 24, 2004, two stockholders holding an aggregate of 8,500,000 shares of common stock, representing approximately 77% of the outstanding voting securities of the Company, executed and delivered to the Company a written consent authorizing and approving the Name Change.


                              AVAILABLE INFORMATION

     Please read all the sections of the Information Statement carefully. The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended ("Exchange Act") and in accordance therewith, files reports, proxy statements and other information with the Securities and Exchange Commission ("SEC"). These reports, proxy statements and other information filed by the Company with the SEC may be inspected without charge at the public reference section of the SEC at Judiciary Plaza, 450 Fifth Street, N.W., Washington, DC 20549. Copies of this material also may be obtained from the SEC at prescribed rates. The SEC also maintains a website that contains reports, proxy and information statements and other information regarding public companies that file reports with the SEC. Copies of these materials may be obtained from the SEC's website at http://www.sec.gov.

                    INCORPORATION OF INFORMATION BY REFERENCE

     The following documents, which are on file with the Commission (Exchange Act File No. 000-32517) are incorporated in this Information Statement by reference and made a part hereof:

     (i) Annual Report on Form 10-KSB, as amended, for the fiscal year ended December 31, 2003.

     (ii)  Information Statement on Schedule 14(f) filed August 3, 2004

     (iii) Quarterly Report on Form 10-QSB filed August 20, 2004

     (iv)  Current Report on Form 8-K filed August 24, 2004


     The Company's Registration Statement on Form 10-QSB, file date April 6, 2000 (File No. 000-32517), which contains descriptions of the Company's Common Stock commencing on page 30, is also incorporated in this Information Statement by reference and made a part hereof. The financial statements of the Company, and management's discussion and analysis sections of the Form 10-KSB noted above are incorporated by reference and may be found at pages F-1 to F-6 and Item 7 (page 7), respectively.

     All documents filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Information Statement and prior to the Effective Date shall be deemed to be incorporated by reference in this Information Statement and shall be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated by reference in this Information Statement and filed with the Commission prior to the date of this Information Statement shall be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained herein, or in any other subsequently filed document which is deemed to be incorporated by reference herein, modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Information Statement.

     The Company will provide without charge to each person to whom this Information Statement is delivered, upon written or oral request of such person, a copy of any or all of the foregoing documents incorporated herein by reference (other than exhibits to such documents, unless such exhibits are specifically incorporated by reference into such documents). Written or telephone requests should be directed to the Company at 15760 Ventura Boulevard, Suite 1020, Encino, California 91436 (telephone number (866) 868-0461).

MEDSTRETCH INC.

Encino, California
September 21, 2004